Investor Presentation March 2013 A Premier Supplier of Aircraft Structure

Forward Looking Statements This presentation contains forward-looking statements that involve risks and uncertainties. All statements, other than statements of historical fact, included in this presentation, including without limitation, statements regarding projections, future financing needs, and statements regarding future plans and objectives of the Company, are forward-looking statements. Words such as "believes," "expects," "anticipates," "intends," "plans," "estimates" and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon the current expectations of management and certain assumptions that are subject to risks and uncertainties. Accordingly, there can be no assurance that such risks and uncertainties will not affect the accuracy of the forward-looking statements contained herein or that our actual results will not differ materially from the results anticipated in such forward-looking statements. Such factors include, but are not limited to, the following: the cyclicality of the aerospace market, the level of U.S. defense spending, production rates for commercial and military aircraft programs, competitive pricing pressures, start-up costs for new programs, technology and product development risks and uncertainties, product performance, increasing consolidation of customers and suppliers in the aerospace industry and costs resulting from changes to and compliance with applicable regulatory requirements. The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including its Annual Report on Form 10-K filed on March 13, 2013, available at http://www.sec.gov. We caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date hereof and for which the Company assumes no obligation to update or revise the forward-looking statements herein CPI AERO is a registered trademark of CPI Aerostructures, Inc. All other trademarks referenced herein are the property of their respective owners.

Investment Summary Manufacturer of aerospace structural assemblies for commercial and military markets • Skin panels, leading edges, flight control surfaces, wing tips, cowl doors, engine nacelle and inlet assemblies, airborne pod structures • Value-added services include program management, global supply chain management, and manufacturing engineering Unique Competitive Position: Tier 1 contractor to a growing list of international OEMs Skills of large organization with cost structure and responsiveness of small business Three new customers added in 2012 (replacing larger incumbents) 2012: Best year in CPI Aero’s history: Revenue: up 20.4% to $89.3M Net Income: up 48.5% to $11.0M EPS: up 34.6% to $1.40 Large order backlog & strong demand: To support our continued growth: $392 million backlog at 12/31/12 171,000 sq. ft. facility 11 long-term contracts in progress Raised $13.5M in 2012 $81.6M in new contracts received in 2012 $39M borrowing capacity Large and diversified bid pipeline

Unique Position within Aerospace Supply Chain Differentiated Positioning Activities Performed Representative Companies ▪Design & development of aircraft platforms ▪Integration & final assembly of completed aircraft ▪Marketing & supply ▪Program management ▪Final assembly of complex & critical flight structures ▪External supplier base ▪Metal processing & finishing ▪Fabrication & forming of metal and composite pieces ▪Assembly of basic components for supply to program managers Composites Precision Machining Casting and Forging Stretch Forming and Die Forming Grinding, Polishing, Cutting Bonding, Welding and Assembly Sheet Metal Fabrication Hardware Large Fragmented Market Program Managers OEMs, Tier 1 Mfgs, and DoD Key Differentiators ▪Offers large contractor capabilities with flexibility and responsiveness of a specialized supplier ▪Large-scale program management ▪Engineering support ▪Cost-efficient solutions ▪On-time delivery ▪Product quality ▪Executive involvement at the program level Value-Add ▪Reduce risk through performance and reliability ▪Reduce costs with value engineering and strategic sourcing ▪Global supply chain management

Expanding Capabilities 1980s 1990s Early 2000s Late 2000s Currently Going Forward Core Business: Prime Contractor for the U.S. Dept. of Defense Growth of Core Business: Increased Technical Capabilities Large-Scale Manufacturing + Start Pursuing Subcontracting Work (Tier 1 and 2) Expansion into New Markets Established Reputation As Top-Tier Manufacturer Business Jet Awards Complex Structural Assemblies Growing Commercial Business Expanded into Military MRO Pursuing Design & Build Programs + Large Commercial Aircraft Awards Positioned To Capitalize on Military Reset

Products: Complex & Critical Flight Structures

Skin panels, leading edges, flight control surfaces, wing tips, cowl doors, engine nacelle and inlet assemblies, airborne pod structures


Fuselage Skin Panels
Wing Leading Edge
Engine Cowl Doors
Wing Spar Assys


Pod Structures
Wing Tips


Engine Inlets
Trailing Edge & Flaps
Cabin Doors

CPI AERO

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CPI Aero’s 171,000 Sq. Ft. Facility

Subcontractor Role ▪Primes are Outsourcing Lower Level Structural Assemblies ▪CPI Aero is a Supplier to: •Bell •Boeing •Cessna •Embraer •Honda •Lockheed Martin •Northrop Grumman •Sikorsky •Spirit AeroSystems •United Technologies Aerospace Systems 0% 20% 40%60%80%100% $0 $30 $60 $90 2004 2005 2006 2007 20082009 2010 2011 2012 Subcontracting Awards ($ million)% of Total Awards Growth in Subcontracting Awards

CPI Aero Programs Aerospace & Defense Military Aerospace Commercial Aerospace Fixed Wing Rotary Wing MRO Pod Systems Rotary Wing Business Jet

CPI Aero Programs End Markets Military Aerospace Commercial Aerospace In-Production Aircraft Spares/OOP Service Life Extension MRO Off-shore Energy Exploration & Support Search & Rescue 10 Pod-based systems VIP Transport Corporate Travel

CPI Aero Programs

- **Established presence in a wide range of end-markets** (military and civilian, fixed wing and rotary wing)

- **Well positioned on new military platforms** that are expected to survive the deep cuts to overall military spending (E-2D Advanced Hawkeye, UH-60M BLACK HAWK)
    - Heritage in providing spares support for out-of-production aircraft is aligned with DOD modification and life extension programs (e.g. F-16, T-38, C-130)

- **Commercial programs** with strong order backlogs and accelerating build rates
    - Continued recovery in business jet market should drive demand for next generation business jets such as the Gulfstream G650, HondaJet, Embraer Phenom 300, and the new Cessna Citation X

Military






Commercial





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Programs: Military Aerospace

Boeing	Northrop Grumman	Sikorsky	UTC Aerospace Systems	Bell Helicopter
A-10 Thunderbolt	E-2D Advanced & C-2A Greyhound	UH-60 BLACK HAWK helicopter	Military aircraft	AH-1Z ZULU Helicopter
$84M contract Leading edges, wing tips, trailing edges, main landing gear pods for the wing Firm requirements for 117 ship sets Total orders of $48.1M	$195M program Structural kits for the wing $57.9M in purchase orders	$37.3M contract HIRSS module and Gunner Window assemblies ----------------------- $5.3M MRO order Outboard stabilator assemblies	$10.7M contract Large structural assemblies Authority to design modifications to the structure	$34M potential value Various assemblies $2.8M in orders







CPI AERO 12

Programs: Military Aerospace A-10 Thunderbolt E-2D Advanced& C-2A Greyhound UH-60 BLACK HAWK helicopter Military aircraft AH-1Z ZULU Helicopter13

Programs: Commercial

Spirit AeroSystems	Sikorsky (A United Technologies Company)	HondaJet	Embraer	Cessna (A Textron Company)
Gulfstream G650 Business Jet	**S-92 Civil Helicopter**	**HondaJet© Business Jet**	**Embraer Phenom 300 business jets**	**Cessna Citation X Civilian Jet**
Wing leading edges Transitioned from development to production	$28.8M contract Structural assembly kits, search and rescue door provision and completion kits, trailing edge and seat fitting kits	$70M potential value Engine inlet and flap and vane assemblies $4.1M in orders for tooling	$40M potential value Engine inlet assemblies	$41M potential value 11 structural assemblies Initial order of approximately $5M







CPI AERO
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Programs: Commercial Gulfstream G650 Business Jet S-92 Civil Helicopter HondaJet© Business Jet Embraer Phenom300 business jets Cessna Citation X Civilian Jet 15

History of Profitable Growth Revenue ($ millions) Gross Margin 28 35.6 43.9 44.0 74.1 89.3 0% 5% 10% 15% 20% 25% 30% 0 20 40 60 80 100 2007 2008 2009 2010 2011 2012 Net Income ($ millions) EPS 1.9 2.6 3.9 0.5 7.4 11.0 0 0.4 0.8 1.2 1.6 0 3 6 9 12 2007 2008 2009 2010 2011 2012 16

History of Profitable Growth * Pre-adjustment - The cancellation of a long term contract resulted in a revenue adjustment. 17 Net Income ($ millions) EPS Revenue ($ millions) Gross Margin 28 35.6 43.9 51.1 74.1 89.3 0% 5% 10% 15% 20% 25% 30% 0 20 40 60 80 100 2007 2008 2009 2010 (pre-adj.)* 2011 2012 1.9 2.6 3.9 5.0 7.4 11.0 0 0.4 0.8 1.2 1.6 0 3 6 9 12 2007 2008 2009 2010 (pre-adj.)* 2011 2012

2013 Business Outlook 18 2013 ▪Revenue & earnings expected to be similar to those of 2011 (2nd best year in CPI Aero’s history) ▪Product shipments anticipated to be greater than in 2012 Many programs have transitioned from development to production ▪Projected positive cash flow from operations of approx. $3 million due to: Increasing shipments Less spending for startup costs for new contracts Decline in non-recurring expenses on maturing programs

Revenue Breakdown 2012 -Total $89.3 Million 70% 30% Military Aerospace Commercial 2011 -Total $74.1 Million 14% Military Aerospace Commercial 2013E 35% 65% Military Aerospace Commercial 2012 was best year in CPI Aero’s history 2012 commercial aerospace revenue increased 2.6x from 2011 and 3.5x from 2010 Nearly all of expected 2013 revenue decline is anticipated to result from a significant decline in military revenue, specifically in the fixed wing segment 19

Revenue Breakdown: Military 2011 -Total $63.9 Million 81% 14% 5% Fixed Wing Rotary Wing Pod Systems MRO 2013E 2012 -Total $62.7 Million 76% 11% 13% Fixed Wing Rotary Wing Pod Systems MRO •2012 military aerospace revenue decreased 1.6% from 2011 20 •Estimated greater than 15% decline in 2013 •The only segment anticipated to decline is fixed wing, all others expected to have double-digit growth 51% 24% 21% 4%Fixed Wing Rotary Wing Pod Systems MRO

Revenue Breakdown: Commercial 21 2011 -Total $10.2 Million 5% 16% Light Bizjet Rotary Wing Large Bizjet 79% 2012 -Total $26.6 Million 17% 22% 61%Light Bizjet Rotary Wing Large Bizjet 2013E 23% 21% 55% 1% Light Bizjet Rotary Wing Large Bizjet Airliner •Commercial aerospace revenue increased 262% from 2011•Estimated revenue to remain flat or slightly decline as compared to 2012 •Light Jet expected to grow double digits, rotary wings estimated to remain flat •Project entry into large commercial aircraft market

Long-Term Industry Outlook 2014 and Beyond Military Programs •Well positioned on new military platforms that are expected to survive the deep cuts to overall military spending •Heritage in providing spares support for out-of-production aircraft is aligned with DOD modification and life extension programs •Recently added military MRO capability to capture share of PBL programs Commercial Programs •Experts predict commercial aerospace is at start of prolonged up-cycle •Historic airliner build rates expected to create demand for additional structural assembly capacity •CPI has long-term commercial programs with strong order backlogs and accelerating build rates •Continued recovery in business jet market should drive demand for next generation business jets 22 Favorable long-term market outlook In CPI’s experience, demand for structure typically leads aircraft delivery by 18-24 months

Contract Awards 23 Value of Contract Awards (in $ millions) Military Commercial CPI Aero’s future revenue mix should continue to reflect a larger proportion of work as a subcontractor to major prime contractors 0 30 60 90 2007 2008 2009 2010 2011 2012 55.4 23.4 61.7 37.7 83.6 81.6

Large Order Backlog Funded / Unfunded$52.4M $339.7M Funded Unfunded Unfunded backlog represents remaining potential value of long term agreements Defense/ Commercial Consolidated Backlog at Dec 31, 2012 $392.1 Million $233.5M $158.6M Military Aerospace Commercial Commercial backlog increased more than $40 million compared to 12/31/2011 24

Backlog Breakdown (at 12/31/12) Military Aerospace Commercial Funded: $43.4 Million Unfunded: $ 190.1 Million Funded: $9.0 Million Unfunded: $ 149.6 Million $14.2M $21.6M $0.1M $7.5M $153.8M $31.1M $5.2M Fixed Wings Rotary Wings MRO Pod Systems $4.1M $4.9M $9.1M $140.5M Rotary Wings Business Jet 25

Contracts -Size and Duration Firm, Funded Contracts Provide Long-Term Revenue Visibility and Operating Leverage ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘13 ‘14 ‘15 ‘16 ‘17 ‘18 ‘19 NORTHROP GRUMMAN –25 ALMDS units NORTHROP GRUMMAN -$195 M for the E2-D and C-2A aircrafts SPIRIT -for the Gulfstream G650 business jet BOEING -$84 M for the A-10 “Thunderbolt” attack jet SIKORSKY -$18.5 M for the UH-60 BLACK HAWK. SIKORSKY -$10.9 M for the S-92® civil helicopter SIKORSKY -$17.7 M for the S-92® helicopter HONDA AIRCRAFT -$70 M for the HondaJet business jetBELL Helicopter -$34 M for the AH-1Z ZULU attack helicopter UTC AEROSPACE SYSTEMS -$10.7 M for a military aircraft application EMBRAER -$40 M for the Embraer Phenom300 business jets SIKORSKY -$18.8 M for the UH-60 BLACK HAWK. CESSNA -$41 M for the Cessna Citation X civilian jet •11 long-term contracts in progress •Potential aggregate value of approx. $400 million (formally called Goodrich Aerospace) 26

Pursue Subcontracts on Large Commercial Aircraft Expand Relationship with Existing Customers (new program opportunities) Pursue Subcontracts on Future Defense Programs Embraer Boeing Airbus Combat Rescue Helicopter New USAF Trainer New Presidential Helicopter 27

Bid Pipeline Historical Pipeline (in $ million) 28 0 200 400 600 800 1000 12/31/2010 12/31/2011 11/9/2012 486 282 958 Bid Pipeline Composition as of March 13, 2013 64% 4% 20% 11% 1% Commercial Airliner Business Jet Military Fixed Wing Military Rotary Wing Pod Systems Total Commercial 68% Total Military 32%

Positioned for future growth… •In 2012 raised $13.5M through a public offering –Net proceeds to fund working capital and for other general corporate purposes –Paid down $4 M of revolving credit facility •$39M borrowing capacity in aggregate –Revolving credit facility: In Dec. 2012 increased facility to $35M (expandable to $50 M) through Dec. 2016 –Term loan: $3.9M principal term loan •Larger facility: New 171,000 sq. ft. facility: nearly three times larger than old facility •Larger work force: Increased work force to 220 employees to meet customer delivery schedules 29

In Conclusion 30 2012: Best Year in CPI Aero’s history: •Revenue: up 20.4% to $89.3M •Net Income: up 48.5% to $11.0M •EPS: up 34.6% to $1.40 Sequestration Expected to Impact 2013: •2013 anticipated to be similar to 2011 •Projected positive cash flow from operations of approx. $3M due to higher shipments & lower start up expenses Large order backlog & strong demand: •$392 million backlog at 12/31/12 •11 long-term contracts in progress •$81.6M in new contracts received in 2012 •Large and diversified bid pipeline Prepared to support continued growth: •$171,000 sq. ft. facility •Large work force of 220 employees •Raised $13.5M in 2012 •$39M borrowing capacity

Contact us CPI Aero structures Vincent Palazzolo, CFO (631) 586-5200 www.cpiaero.com Investor Relations Counsel The Equity Group Inc. Lena Cati (212) 836-9611 lcati@equityny.com www.theequitygroup.com